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EXHIBIT 10



          REGISTRATION RIGHTS AGREEMENT, dated as of August 30, 1996, among PHYSICIAN SUPPORT SYSTEMS, INC., a Delaware corporation (the "Company"), each of the STOCKHOLDERS of EE&C Health Services, Inc., a Delaware corporation ("EE&C Health"), and the MEMBERS (the "Members" and, together with the EE&C Health Stockholders, the "Stockholders") of Med-Data Interface Systems, LLC, a Texas limited liability company ("Med-Data"), and of Medical Intercept Systems, LLC, a Texas limited liability company ("Medical Intercept" and, together with EE&C Health and Med-Data, the "Acquired Companies") listed on the signature pages hereof, and PETER D. COOPER, as representative of the Stockholders (the "Representative").

                                 Introduction
                                 ------------

          Pursuant to an Agreement and Plan of Merger, dated as of August 30, 1996 (the "Merger Agreement"), among the Company, PSS EE&C Health Services, Inc., a Delaware corporation (EE&C Merger Subsidiary") and a wholly owned subsidiary of the Company, PSS Med-Data Interface Systems, Inc., a Delaware corporation ("Med-Data Merger Subsidiary") and a wholly owned subsidiary of the Company, and PSS Medical Intercept Systems, Inc., a Delaware corporation ("MIS Merger Subsidiary") and a wholly owned subsidiary of the Company, and each of the Acquired Companies, the Stockholders have the right to receive shares of common stock, par value $.001 per share (the "Common Stock"), of the Company upon the effective time of the merger (the "Mergers") of EE&C Merger Subsidiary and EE&C Health, Med-Data Merger Subsidiary and Med-Data and MIS Merger Subsidiary and Medical Intercept.

          As a condition to the Mergers, the Company must enter into this Agreement.

          The parties hereto agree as follows:

          1.  Definitions.  As used herein, the following terms have the
              -----------
following respective meanings:

          Commission means the Securities and Exchange Commission, or any other
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federal agency at the time administering the Securities Act.

          Distribution Period means, (a) in the case of a distribution of
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Registrable Shares in a firm commitment underwritten public offering, the period of time as each underwriter has completed the distribution of all securities purchased by it, but in any case not more than 30 days, and (b) in the case of any other registration of Registrable Shares, the period ending on the earlier of (i) the sale of all Registrable Shares covered by such registration and (ii) 21 days following the effective date of the registration statement utilized in connection with such registration under the Securities Act.

          Effective Time means the time at which the Mergers becomes effective
          --------------
as set forth in the Merger Agreement.

          Pooling Period means the period beginning at the Effective Time of the
          --------------
Mergers and continuing until such time as financial results covering at least 30 days of combined operations of the Company and the Acquired Companies shall have been published by the Company within the meaning of Section 201.01 of the Commission's Codification of Financial Reporting Policies.

          Registrable Shares means the shares of Common Stock issued to the
          ------------------
Stockholders pursuant to the Merger Agreement (including any additional shares issued as a stock dividend thereon or any shares issued as the result of a stock split (including reverse stock split),
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recapitalization, reorganization, stock exchange or other combination), which bear the legend set forth in Section 10 .

          Representative means Peter D. Cooper, or such other person notified in
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writing to the Company by holders of a majority of the Registrable Shares, in such person's capacity as representative of the Stockholders.

          Securities Act means the Securities Act of 1933, as amended.
          --------------

          2.  Incidental Registration.  (a)  If at any time after the Pooling
              -----------------------
Period, the Company proposes to register any Common Stock under the Securities Act (other than on Forms S-4, S-8 or any other form which does not permit registration of securities by selling stockholders for sale to the public for cash) in connection with the proposed offer and sale for cash either for its own account or on behalf of any holder of Common Stock (together with a registration described in Section 2(c), an "Eligible Registration"), it will give written notice to the Stockholders of its intention to do so. Upon a Stockholder's written request to the Company, given within 10 business days after receipt of any such notice, to register any of such Stockholder's Registrable Shares, the Company will use its reasonable best efforts to cause the Registrable Shares as to which registration shall have been so requested to be included in the shares of Common Stock to be covered by the registration statement proposed to be filed by the Company; provided that nothing set forth in this Agreement shall prevent
                --------
the Company from, at any time, withdrawing, abandoning or delaying any registration of such Common Stock.

          (b) The Company shall have the sole right to select the managing underwriter or underwriters. The managing underwriter for such offering shall have the authority, in its sole discretion, to reduce the number of Registrable Shares to be included in such registration if and to the extent that it determines that inclusion of such Registrable Shares would adversely effect the marketing of the other Common Stock to be sold thereunder. Any such reduction in the shares included in any such offering shall be effected (i) first, by excluding shares ("Piggyback Shares") of Common Stock that otherwise would be included by virtue of incidental or piggyback registration rights (but not demand registration rights) granted to stockholders (including the Stockholders), which exclusion shall be effected on a pro rata basis based upon the number of shares of Common Stock so requested to be registered in such offering by all such stockholders proposing to sell Piggyback Shares and (ii) second, only to the extent necessary and after the exclusion of all Piggyback Shares, by excluding shares of Common Stock included in such registration by the Company and any stockholder of the Company who shall have exercised a demand registration right in connection with such offering, which exclusion shall be effected on a pro rata basis based upon the number of shares of Common Stock proposed to be registered on behalf of the Company and on behalf of any such holder of demand registration rights.

          (c) (i) If at any time after the Pooling Period any of the following persons: (A) Peter W. Gilson ("PG"), (B) Hamilton F. Potter III ("HP"), (C) any member of PG's or HP's immediate family, (D) any partnership, trust or other entity whose beneficiaries or beneficial owners are comprised of PG, HP and/or their immediate family members, and/or (E) any affiliate of PG or HP (other than PSS) (collectively, the "Affiliated Persons"), causes PSS to register any shares of Common Stock under the Securities Act (other than on Forms S-4, S-8 or any other form which does not permit registration of securities by selling stockholders for sale to the public for cash) in connection with the proposed offer and sale for cash for such person's own account, the Company will give written notice to the Stockholders of such intended registration. Upon a Stockholder's written request to the Company to register up to the Pro Rata Portion (defined below) of any of such Stockholder's Registrable Shares, given within 10 business days after receipt of any such notice, the Company will use its reasonable best efforts to cause the Registrable Shares as to which registration shall have been so requested to be included in the shares of Common Stock to be covered by such

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registration statement; provided that nothing shall prevent the Company from, at
                        --------
any time, withdrawing, abandoning or delaying any such registration, so long as the registration of the Affiliate Persons' shares of Common Stock is similarly affected.

          (ii) For the purposes of this Agreement, the term "Pro Rata Portion" shall mean that portion of a Stockholder's Registrable Shares which shall be equal to the product of (A) the total number of such Stockholder's Registrable Shares and (B) the greatest of the individual quotients obtained in each case by dividing (x) the number of shares of Common Stock proposed to be registered by each Affiliate Person by (y) the total number of shares of Common Stock held by such Affiliated Person.

          (iii) In the event of an underwritten offering of shares referred to in this Section 2(c), the managing underwriter for such offering shall have the authority to reduce the number of shares of Common Stock to be included in such registration if and to the extent that it determines that inclusion of all of such shares would adversely affect the marketing of the shares to be sold thereunder; provided, that any such reduction in the shares of Common Stock
            --------
included in any such offering shall be effected on a pro rata basis based upon the aggregate number of shares of Common Stock to be registered in such offering by all such stockholders (including the Affiliated Persons and the Stockholders) proposing to sell shares of Common Stock.

          (d) If any registration pursuant to this Section 2 shall be underwritten, in whole or in part, the Company or the managing underwriter or underwriters may require that the Registrable Shares requested for inclusion pursuant to this Section 2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

          3.  Demand Registration.  (a) If, on or before November 30, 1996,
              -------------------
August 31, 1997 or May 31, 1998 (in each case, a "Trigger Date"), the Company has not registered any Common Stock under an Eligible Registration in which the holders of Registrable Shares were entitled to include (whether or not they elected to include and net of any reduction pursuant to Section 2(b) or 2(c)(iii) in the number of Registrable Shares that may have been included) at least 25%, 50% and 100%, respectively, of their Registrable Shares initially held (which percentages shall be determined on a cumulative basis, giving effect to all prior registrations under Section 2 and all prior registrations under
Section 3), then, at any time after the Pooling Period and the applicable Trigger Date, the Representative may request that the Company register the Registrable Shares under the Securities Act for public sale (the "Demand Rights"); provided that (i) at least 45,000 Registrable Shares must be included
          --------
in any Demand Right, (ii) not more than 76,000 Registrable Shares may be included in any registration statement prepared or filed on or before August 31, 1997, (iii) not more than 97,000 Registrable Shares may be included in any registration statement prepared or filed pursuant to a Demand Right on or before May 31, 1998, (iv) not more than 141,000 Registrable Shares may be included in any registration statement prepared or filed pursuant to a Demand Right after May 31, 1998, (v) not more than three Demand Rights may be requested in the aggregate and (vi) not more than one Demand Right may be exercised in any 9-month period. To request a Demand Right, Stockholders wishing to include in a Demand Right a number of Registrable Shares at least equal to the minimum number of Registrable Shares required to be included therein shall notify the Representative of their desire to so request a Demand Right. The Representative shall then request a Demand Right by giving the Company written notice thereof. Prior to giving such notice to the Company, the Representative shall provide reasonable notice to the other Stockholders of his intention to so request a Demand Right and provide each such Stockholder with a reasonable opportunity to sell Registrable Shares in connection with such registration.

          (b) The Company shall be entitled, in its sole discretion, to delay undertaking efforts to register Registrable Shares pursuant to this Section 3 for (i) in the case of the first request for Demand Rights, a period of up to 60 days, (ii) in the case of the second request for Demand Rights, a

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

period of up to 90 days and (iii) in any other case, a period of up to 120 days, in each case from the date of receipt of the request for Demand Rights specified in Section 3(a).

          (c) The registration of Registrable Shares pursuant to this Section 3 shall, unless the Company otherwise agrees in its sole discretion, be pursuant to an underwritten offering. The Company shall have the right, in its sole discretion and to the exclusion of any holder of Registrable Shares, to select a managing underwriter or underwriters in connection with any registration statement filed pursuant to this Section 3 and shall have the right to include any additional shares of Common Stock in a registration statement filed pursuant to this Section 3. The managing underwriter for such offering shall have the authority, in its sole discretion, to reduce the number of shares of Common Stock to be included in a registration pursuant to this Section 3 if and to the extent that it determines that inclusion of all of such shares of Common Stock would adversely effect the marketing of the other shares of Common Stock to be sold thereunder. Any such reduction in the shares included in any such offering shall be effected (i) first, by excluding Piggyback Shares, which exclusion shall be effected on a pro rata basis based upon the number of shares of Common Stock so requested to be registered in such offering by all such stockholders proposing to sell Piggyback Shares and (ii) second, only to the extent necessary and after the exclusion of all Piggyback Shares, by excluding shares of Common Stock included in such registration by the Company and any Stockholder who shall have exercised a Demand Right in connection with such offering, which exclusion shall be effected on a pro rata basis based upon the number of shares of Common Stock proposed to be registered on behalf of the Company and on behalf of any such Stockholder.

          (d)  Notwithstanding anything to the contrary set forth in this
Section 3, the Stockholders may on one occasion rescind a request for a Demand Right and such rescinded request shall not be considered a request for a Demand Right for purposes of Section 3(a), provided that: (i) a written rescission notice signed by all of the Stockholders that had requested that Registrable Shares be included in such Demand Right (a "Rescission Notice") shall be received by the Company prior to the Company's filing a registration statement relating to such Demand Right, (ii) the Company shall not have incurred documented out-of-pocket expenses in excess of $100,000 in connection with fulfilling its obligations hereunder relating to such Demand Right and (iii) the Stockholders may not request another Demand Right within three months after rescinding a Demand Right pursuant to this Section 3(d).

          4.  Preparation and Filing.  If and whenever the Company is under an
              ----------------------
obligation pursuant to the provisions of Section 2 or 3 to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

          (a) prepare and diligently pursue the filing with the Commission of a registration statement with respect to such securities and use its reasonable efforts to cause such registration statement to become and remain effective for the Distribution Period, but no longer;

          (b) prepare and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Distribution Period, but no longer;

          (c) furnish to the holders of Registrable Shares included in such registration statement such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such holders of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

          (d) use its reasonable efforts to register or qualify the Registrable Shares covered by such registration statement under the securities or "blue sky" laws of such states as each holder of

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

such Registrable Shares shall reasonably request (provided, that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified) and do any and all other acts or things which may be necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such securities;

          (e) notify each Stockholder selling Registrable Shares covered by such registration statement, at any time during the Distribution Period when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and at the request of such Stockholder, prepare and furnish to such Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

          (f) use its reasonable efforts to furnish, at the request of any Stockholder requesting registration of Registrable Shares pursuant to Section 2 or 3 on the date that such Registrable Shares are delivered to the underwriters for sale in connection with a registration pursuant to Section 2 or 3, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, stating that such registration statement has become effective under the Securities Act and that (A) to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except no opinion or statement is required regarding financial statements and other financial and statistical data) and (C) to such other effects as may reasonably be requested by counsel for the underwriters, if any, and (ii) a letter dated such date, from the independent certified public accountants of the Company, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included or incorporated by reference in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters with respect to the registration in respect of which such letter is being given as such underwriters, if any, may reasonably request.

          (g) Notwithstanding anything to the contrary contained herein, the Company shall have the right to deregister any Registrable Shares that remain unsold at the conclusion of any Distribution Period.

          5.  Stockholders' Lock-Up; Cooperation. If  any Registrable Shares of
              ----------------------------------
a Stockholder are included in an underwritten registration pursuant to Section 2 or 3 each Stockholder, as a condition to receiving the rights granted hereunder, may be required to, and if required such Stockholder shall, enter into an agreement (a "Lock-up Agreement"), pursuant to which such Stockholder shall refrain from selling any Registrable Shares not included in such registration during the period of distribution of Common Stock by such underwriters and for a period of up to 180 days following the effective date of such registration. In connection with each registration pursuant to Section 2 or 3 hereof, the Stockholders selling Registrable Shares shall furnish in writing to the

Company and any underwriter participating in such offering such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with Federal and applicable state securities laws.

          6.  Underwriting Agreement.  In connection with each registration
              ----------------------
pursuant to Section 2 or 3 covering an underwritten public offering, the Company and the Stockholders agree to enter into a written agreement with the managing underwriter or underwriters in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between reputable underwriters and companies of the Company's size and investment stature; provided, that such agreement shall not contain any such provision
         --------
applicable to the Company or the Stockholders which is inconsistent with the provisions of this Agreement; and provided, further, that the time and place of
                                  --------  -------
the closing under said underwriting agreement shall be as mutually agreed upon between the Company and such managing underwriter.

          7.  Expenses.  All expenses incurred by the Company in complying with
              --------
this Agreement, including, without limitation, all registration and filing fees, fees and expenses of complying with securities and "blue sky" laws, printing expenses and fees and disbursements of counsel, and of the independent certified public accountants shall be paid by the Company; provided, that counsel to the securityholders and all underwriting discounts and selling commissions applicable to the Registrable Shares covered by registrations effected hereunder shall not be borne by the Company but shall be borne by the seller or sellers.

          8.  Indemnification.  (a)  In the event of any registration of any
              ---------------
Registrable Shares under the Securities Act pursuant to this Agreement or registration or qualification of any Registrable Shares under state securities or "blue sky" laws pursuant to this Agreement, the Company shall indemnify and hold harmless the Stockholder owning such Registrable Shares and each other person, if any, who controls such holder, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document prepared or furnished by the Company incident to the registration or qualification of any Registrable Shares pursuant to this Agreement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or state securities or "blue sky" laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such Stockholder or other person acting on behalf of such Stockholder and each such controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Company shall not be liable (i) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the registration statement, the preliminary prospectus or prospectus or the amendment or supplement or any document incident to the registration or qualification of any Registrable Shares pursuant to this Agreement in reliance upon and in conformity with written information furnished to the Company by such Stockholder or such underwriter specifically for use in the preparation thereof and (ii) to any broker or other person acting on behalf of such Stockholder to the extent that any such loss, claim, damage or liability arises out of or is based upon any representation or other statement of such broker or other person that is not in conformity with the preliminary prospectus or prospectus.

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

          (b) Each Stockholder hereby indemnifies and holds harmless the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, and before Registrable Shares held by such Stockholder shall be included in any registration pursuant to this Agreement, any underwriter acting on such Stockholder's behalf shall agree to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act (in each case in the same manner and to the same extent as set forth in (a) above) with respect to any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such Stockholder or such underwriter, as the case may be, specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement; provided that, the maximum amount of liability in
                         --------
respect of such indemnification shall be limited, in the case of each Stockholder who, at any time during the registration or the year preceding the registration, was not an officer or director of the Company or any of its subsidiaries, to an amount paid for such Registrable Shares upon the sale thereof pursuant to such registration.

          (c) Each party entitled to indemnification hereunder (the "indemnified party") shall give notice to the party required to provide indemnification (the "indemnifying party") promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided, that counsel for the
                                             --------
indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the indemnified party, and the indemnified party may participate in such defense, but only at such indemnified party's expense; and provided, further, that the omission by any indemnified party to
             --------  -------
give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 8 except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged as a result of the failure to give notice. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party; it being further understood that the Stockholders collectively will be considered one indemnified party for purposes of this sentence. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Notwithstanding anything to the contrary herein, the Representative shall act on behalf of the Stockholders in connection with any proceeding brought or claim made under this Section 8, including conducting the defense of any such claim if the Stockholders are the indemnifying party, and all notices and consents referred to in this Section 8(c) shall be sufficient if given to or by the Representative.

          9.  Rule 144 Matters.  For so long as any Stockholder holds
              ----------------
Registrable Shares that may not be sold, without restriction, under Rule 144 under the Securities Act or any successor rule, the Company shall (a) make and keep public information generally available, as those terms are defined in Rule 144 under the Securities Act and (b) file with the Commission in a timely manner reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended.

          10.  Stock Legend.  Each certificate representing Registrable Shares
               ------------
shall be stamped or otherwise imprinted with a legend substantially as follows:

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

     "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH IS NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND, IN THE CASE OF A TRANSACTION NOT SUBJECT TO SUCH REGISTRATION REQUIREMENTS, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE ACT."

          11. Representations and Warranties. (a) The Company hereby represents
              ------------------------------
and warrants to each other party that:

          (i) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company. The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has duly executed and delivered this Agreement. This Agreement constitutes the valid and binding obligation of the Company, enforceable against it in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

          (ii) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will (A) conflict with or result in a breach of the charter, by-laws or other constitutive documents of the Company,
(B) conflict with or result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the provisions of any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement or other instrument or obligation to which the Company is a party, or by which the Company or the Company's properties or assets, may be bound or affected, except for such conflict, breach or default as to which requisite waivers or consents shall be obtained before the Closing, or (C) violate any law, statute, rule or regulation or order, writ, injunction or decree applicable to the Company or the Company's properties or assets or (D) result in the creation or imposition of any security interest, lien or other encumbrance upon any of the Company's properties or assets of such Stockholder. No consent or approval by, or any notification of or filing with, any person, firm, corporation, partnership, joint venture, association or entity (governmental or private) (each, a "person" and collectively, "persons") is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby, except as set forth in the Merger Agreement.

          (b)  Representations and Warranties of the Stockholders. Each of the
               --------------------------------------------------
Stockholders represents and warrants to each other party that:

          (i) Such Stockholder has all requisite power, capacity and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has duly executed and delivered this Agreement. This Agreement constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

          (ii) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder with any of the provisions hereto will (A) conflict with or result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the provisions of any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement or other instrument or obligation to which such Stockholder is a party, or by which such Stockholder or such Stockholder's properties or assets may be bound or affected, except for such conflict, breach or default as to which requisite waivers or consents shall be obtained before the Closing (which waivers or consents are set forth in Section 2.1(d) of the Disclosure Schedule (defined in the Merger Agreement), (B) violate any law, statute, rule or regulation or order, writ, injunction or decree applicable to such Stockholder or such Stockholder's properties or assets or (C) result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of such Stockholder. No consent or approval by, or any notification of or filing with, any person is required in connection with the execution, delivery and performance by such Stockholder of this Agreement or the consummation of the transactions contemplated hereby except as set forth in the Merger Agreement.

          (c) Representations and Warranties of the Representative. The
              ----------------------------------------------------
Representative represents and warrants to each other party that:

          (i) The Representative has all requisite power, capacity and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has duly executed and delivered this Agreement. This Agreement constitutes the valid and binding obligation of the Representative, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

          (ii) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby nor compliance by the Representative with any of the provisions hereto will (A) conflict with or result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the provisions of any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement or other instrument or obligation to which the Representative is a party, or by which the Representative or the Representative's properties or assets may be bound or affected, (B) violate any law, statute, rule or regulation or order, writ, injunction or decree applicable to the Representative or the Representative's properties or assets or (C) result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of the Representative. No consent or approval by, or any notification of or filing with, any person is required in connection with the execution, delivery and performance by the Representative of this Agreement or the consummation of the transactions contemplated hereby except as set forth in the Merger Agreement.

          12. Representative. Each of the Stockholders agrees to indemnify and
              --------------
hold harmless the Representative by reason of his acting or failing to act in connection with any of the transactions contemplated hereby and against any loss, liability or expense the Representative may sustain or incur as a result of serving as the Representative hereunder, except such losses, liabilities and expenses which are determined in a final judgment of a court to have resulted primarily from the gross negligence or willful misconduct of the Representative. Each of the Stockholders hereby agrees to reimburse the Representative upon his request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Representative in the performance of his duties under this Agreement. If the Representative dies or becomes incapacitated, the executor, guardian or other representative of the Representative's estate shall have the authority hereunder to act as Representative hereunder or to appoint a successor to act as Representative hereunder, provided any such successor Representative is reasonably acceptable to the Company.

          13. Termination of Registration Rights. No Stockholder shall be
              ----------------------------------
entitled to execute any registration right provided for in this Agreement at any time during which all the Registrable Shares held by such Stockholder may be sold without restriction of any kind under Rule 144.

          14.  Miscellaneous.
               -------------

          (a) Entire Agreement. This Agreement constitutes the entire agreement
              ----------------
between the Company and the Stockholders with respect to the transactions contemplated hereby and thereby and supersede all prior agreements or understandings among the parties with respect thereto.

          (b) Headings. Descriptive headings are for convenience only and shall
              --------
not control or affect the meaning or construction of any provision of this Agreement.

          (c) Notices. All notices or other communications provided for in this
              -------
Agreement shall be in writing and shall be sent by confirmed telecopy (with an undertaking to provide a hard copy) or delivered by hand or sent by overnight courier service prepaid to the address specified below.

If to the Company:

    Physician Support Systems, Inc.
    Route 230 and Eby-Chiques Road
    P.O. Box 36
    Mt. Joy, Pennsylvania  117552
    Telecopy:  (717) 653-0567
    Attention: Peter W. Gilson
               Hamilton F. Potter III
               David S. Geller

If to the Representative:

    Peter D. Cooper
    c/o EE&C Financial Services, Inc.
    60 Park Place
    Newark, New Jersey  07102
    Telecopy:  (201) 624-8240

If to a Stockholder, to the address or telecopy number for such Stockholder set forth on Annex A attached hereto or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

          (d)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          (e) Amendments. This Agreement shall not be altered or otherwise
              ----------
amended except pursuant to an instrument in writing signed by each of (i) the Company and (ii) the holders of two-thirds of the number of Registrable Shares then outstanding. Each Stockholder acknowledges that by operation of this subsection, the holders of two-thirds of the then outstanding Registrable Shares will have the right and power to diminish or eliminate certain rights of the Stockholders under this Agreement.

          (f) Transferability. The registration and other rights granted to the
              ---------------
Stockholders hereunder are non-transferable and cannot be assigned or transferred in any manner to any third party without the prior written consent of the Company. Notwithstanding the foregoing, any Stockholder may assign the registration rights granted to such Stockholder herein to such Stockholder's spouse or children or trusts, partnerships or corporations for the sole benefit of such persons and, upon such Stockholder's death to such Stockholder's estate or to no more than two: (i) private or public foundations exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, to which Registrable Shares have been transferred in transactions that do not result in the recognition of taxable income or capital gain for federal income tax purposes; and/or (ii) revocable or irrevocable inter vivos trusts, partnerships or other entities to which Registrable Shares have been transferred in transactions that do not result in the recognition of taxable income or capital gain for federal income tax purposes.

          (g) CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered as of the date first above written.

                                        PHYSICIAN SUPPORT SYSTEMS, INC.


                                        By: /s/  Hamilton F. Potter, III
                                           --------------------------------
                                            Name:  Hamilton F. Potter, III
                                            Title: Executive Vice President

                                        REPRESENTATIVE:


                                        /s/  Peter D. Cooper
                                        -----------------------------------
                                                   Peter D. Cooper

                                        STOCKHOLDERS:


                                        /s/  Peter D. Cooper
                                        -----------------------------------
                                                   Peter D. Cooper


                                        /s/  William Joe Davis
                                        -----------------------------------
                                                   William Joe Davis


                                        /s/  James Robertson
                                        -----------------------------------
                                                   James Robertson

                                        /s/  Marijane McElroy
                                        -----------------------------------
                                                   Marijane McElroy


                                        /s/  Dale Williams
                                        -----------------------------------
                                                   Dale Williams


                                        /s/  Frank Treadaway
                                        -----------------------------------
                                                   Frank Treadaway


                                        /s/  Vicki White
                                        -----------------------------------
                                                   Vicki White


                                        /s/  Robert Flanakin
                                        -----------------------------------
                                                   Robert Flanakin

                                        /s/  Katherine Ann Reynolds
                                        -----------------------------------
                                               Katherine Ann Reynolds


                                        /s/  M.C. Perry
                                        -----------------------------------
13950 v3                                       M.C. Perry